                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported: JULY 15, 1999


                                EDIFY CORPORATION
             (Exact name of registrant as specified in this charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         0-28480                                         77-0250992
(Commission File Number)                 (I.R.S. Employer Identification Number)



            2840 SAN TOMAS EXPRESSWAY, SANTA CLARA, CALIFORNIA 95051
               (Address of principal executive offices) (Zip Code)


                                 (408) 982-2000
              (Registrant's Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On July 15, 1999, Edify Corporation ("Edify"), pursuant to an Asset Acquisition Agreement dated as of May 25, 1999, between Edify and Workscape, Inc. ("Workscape"), as amended by a Closing Agreement, completed the sale to Workscape of the assets related to Edify's employee self service activities for $16,029,555 million in cash and the assumption of certain related liabilities of Edify. The assets sold included Edify's Employee Self Service product and related tangible and intangible assets, inventory, technology, books and records contracts and goodwill. The purchase price for the assets was determined by extensive negotiations between Edify and Workscape.

        A copy of the Asset Acquisition Agreement is filed as Exhibit 2.01 to this Report and the Closing Agreement is filed as Exhibit 2.02 to this Report. These documents are incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of Business Acquired.

                Not Applicable.

        (b)     Pro Forma Combined Condensed Financial Information (Unaudited):

                The following unaudited pro forma condensed consolidated balance sheet at March 31, 1999 and the unaudited pro form condensed consolidated statements of operations data for the three months ended March 31, 1999 and the fiscal year ended December 31, 1998, give pro forma effect to the estimated financial impact of the sale of assets related to the employee self service activities (the "HR Business") to Workscape. The pro forma condensed consolidated balance sheet at March 31, 1999 gives pro forma effect to the sale of the assets as if the transaction was consummated on March 31, 1999. The pro forma condensed consolidated statements of operations data for the three months ended March 31, 1999 and the fiscal year ended December 31, 1998, gives pro forma effect to the sale of the assets as if the transaction was consummated as of the beginning of the respective periods presented.

                The unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of the Company giving effect to the assumptions and adjustments set forth in the following notes. The overall assumption is to show the effect of the transfer on the revenues, expenses, assets and liabilities as if the transaction had occurred on the assumed dates.

                The unaudited pro forma condensed financial data have been prepared by company management for informational purposes only and are not necessarily indicative of how the Company's financial position and results of operations would have appeared had the transaction as set forth in the Asset Acquisition Agreement, dated May 25, 1999 (the "Agreement"), by and between the Registrant and Workscape been consummated on the assumed dates, nor are they necessarily indicative of the Company's financial position and results of operations for any future period.


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
                                EDIFY CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              as of March 31, 1999
                             (amounts in thousands)

                                                                     COMPANY           PRO FORMA             PRO FORMA
                                                                    HISTORICAL        ADJUSTMENTS             BALANCES
                                                                   -----------        -----------           -----------
                       ASSETS

Current assets:
     Cash, cash equivalents and short-term investments             $    33,394        $    16,030(a)        $    49,424
     Accounts receivable, net                                           18,739                                   18,739
     Prepaid expenses and other current assets                           2,036                                    2,036
                                                                   -----------        -----------           -----------
       Total current assets                                             54,169             16,030                70,199

Property and equipment, net                                              7,579               (200)(b)             7,379
Other assets                                                             1,285                                    1,285
                                                                   -----------        -----------           -----------
       Total assets                                                $    63,033        $    15,830           $    78,863
                                                                   ===========        ===========           ===========

         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                              $     3,461        $                     $     3,461
     Current installments of capital lease obligations                     180                                      180
     Accrued expenses                                                    7,218              1,694(c)              8,912
     Unearned revenue                                                    5,574             (1,240)(d)             4,334
                                                                   -----------        -----------           -----------
       Total current liabilities                                        16,433                454                16,887

Deferred rent                                                               60                                       60
Capital lease obligations, excluding current installments                    5                                        5
Commitments and contingencies
Stockholders' equity
     Common stock                                                           18                                       18
     Additional paid-in capital                                         70,245                                   70,245
     Deferred compensation and other                                       (37)                                     (37)
     Note receivable from stockholder                                       (8)                                      (8)
     Accumulated earnings (deficit)                                    (23,683)            15,376(e)             (8,307)
                                                                   -----------        -----------           -----------
       Total stockholder's equity                                       46,535             15,376                61,911
                                                                   -----------        -----------           -----------
       Total liabilities and stockholder's equity                  $    63,033        $    15,830           $    78,863
                                                                   ===========        ===========           ===========

               See accompanying notes to the unaudited pro forma
                     condensed consolidated balance sheet.


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
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                              as of March 31, 1999
                             (amounts in thousands)


(a) The Company received consideration of approximately $16 million on July 15, 1999 for the sale of the HR Business.

(b) As stipulated in the Agreement, Workscape purchased all of the Company's fixed assets related to the HR Business.

(c) To accrue for HR Business sales commissions required to be paid pursuant to the agreement in excess of commissions accrued in accordance with the Company's commission plan ($48), severance costs for HR Business employees not transferring to Workscape ($10), legal and accounting expenses related to the sale transaction ($250), and the commitment to provide two years backline maintenance support to Workscape commencing on the closing date of the transaction ($1,386). This pro forma adjustment assumes that the transaction was consummated on March 31, 1999, and therefore the amount of commission accrual adjustment will change based on the difference between required commission payments as of March 31, 1999 and July 15, 1999.

(d) As stipulated in the agreement Workscape will assume responsibility for future maintenance contracts relating to the HR Business. The actual amount of the deferred revenue adjustment will change based on the difference between deferred revenue as of March 31, 1999 and July 15, 1999.

(e) This adjustment reflects the profit on the sale of the HR Business. The actual amount of the gain will be finalized following the Closing date and will be accounted for in the Company's fiscal third quarter.


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
                                EDIFY CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       Three Months Ended March 31, 1999
                (amounts in thousands, except per share amounts)

                                                                        COMPANY            PRO FORMA             PRO FORMA
                                                                       HISTORICAL         ADJUSTMENTS            BALANCES
                                                                      ------------       ------------          ------------
Net revenues:
     License                                                          $      7,796       $       (762)(a)      $      7,034
     Services and other                                                      8,169             (3,509)(a)             4,660
                                                                      ------------       ------------          ------------
          Total net revenue                                                 15,965             (4,271)               11,694

Cost of license revenue                                                        984                 (8)(b)               976
Cost of services and other revenues                                          8,117             (1,410)(b)             6,707
                                                                      ------------       ------------          ------------
          Gross profit                                                       6,864             (2,853)                4,011
                                                                      ------------       ------------          ------------

Operating expenses:
     Product development                                                     3,184               (188)(b)             2,996
     Sales and marketing                                                     8,566               (534)(b)             8,032
     General and administrative                                              1,736                  -                 1,736
                                                                      ------------       ------------          ------------
          Total operating expenses                                          13,486               (722)               12,764
                                                                      ------------       ------------          ------------
          Loss from operations                                              (6,622)            (2,131)               (8,753)

Other income, net                                                              350             14,092(c)             14,442
                                                                      ------------       ------------          ------------
          Income (loss) before income taxes                                 (6,272)            11,961                 5,689
Provision for income taxes                                                      96                  -                    96
                                                                      ------------       ------------          ------------
          Net income (loss)                                           $     (6,368)      $     11,961          $      5,593
                                                                      ============       ============          ============


Basic net income (loss) per share                                     $      (0.36)                            $       0.32
                                                                      ============                             ============
Diluted net income (loss) per share                                   $      (0.36)                            $       0.31
                                                                      ============                             ============

Shares used in computing basic net income (loss) per share                  17,577                                   17,577
                                                                      ============                             ============
Shares used in computing diluted net income (loss) per share                17,577                                   18,293
                                                                      ============                             ============

    See accompanying notes to the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1999.


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
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                       Three Months Ended March 31, 1999
                             (amounts in thousands)


(a) This adjustment relates to product revenue and service revenue relating to the HR Business.

(b) These adjustments represent the HR Business cost of revenues and associated direct operating expenses.

(c) This adjustment records interest income related to the proceeds of the transaction ($208) and the related gain on sale of the HR Business ($13,884) assuming the transaction was consummated on January 1, 1999. The actual amount of the gain will be finalized following the Closing date and will be accounted for in the Company's fiscal third quarter. No income tax expense will be recognized as a result of the gain on sale of the HR Business as the Company has net operating carryforwards sufficient to fully absorb the resulting taxable income. The Company previously had a full valuation allowance on its deferred tax assets including the net operating loss carryforwards.


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
                                EDIFY CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1998
                (amounts in thousands, except per share amounts)

                                                 COMPANY            PRO FORMA             PRO FORMA
                                                HISTORICAL         ADJUSTMENTS             BALANCES
                                               ------------       ------------          ------------
Net revenues:
     License                                   $     37,375       $     (8,690)(a)      $     28,685
     Services and other                              33,511            (13,340)(a)            20,171
                                               ------------       ------------          ------------
          Total net revenue                          70,886            (22,030)               48,856

Cost of license revenue                               1,328                (87)(b)             1,241
Cost of services and other revenues                  23,671             (5,360)(b)            18,311
                                               ------------       ------------          ------------
          Gross profit                               45,887            (16,583)               29,304
                                               ------------       ------------          ------------

Operating expenses:
     Product development                             11,986               (343)(b)            11,643
     Sales and marketing                             31,511             (3,145)(b)            28,366
     General and administrative                       5,745                  -                 5,745
     Intellectual property settlement                 5,000                  -                 5,000
                                               ------------       ------------          ------------
          Total operating expenses                   54,242             (3,488)               50,754
                                               ------------       ------------          ------------
          Loss from operations                       (8,355)           (13,095)              (21,450)

Other income, net                                     1,805             14,939(c)             16,744
                                               ------------       ------------          ------------
          Loss before income taxes                   (6,550)             1,844                (4,706)
Provision for income taxes                              125                  -                   125
                                               ------------       ------------          ------------
          Net loss                             $     (6,675)      $      1,844          $     (4,831)
                                               ============       ============          ============



Basic and diluted net loss per share           $      (0.39)                            $      (0.28)
                                               ============                             ============

Shares used in computing basic and
     diluted net loss per share                      17,090                                   17,090
                                               ============                             ============

    See accompanying notes to the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998.


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
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1998
                             (amounts in thousands)


(a) This adjustment relates to product revenue and service revenue relating to the HR Business.

(b) These adjustments represent the HR Business cost of revenues and associated direct operating expenses.

(c) This adjustment records interest income related to the proceeds of the sale transaction ($802) and the related gain on sale of the HR Business ($14,137) assuming the transaction was consummated on January 1, 1998. The actual amount of the gain will be finalized following the Closing date and will be accounted for in the Company's fiscal third quarter. No income tax expense will be recognized as a result of the gain on the sale of the HR Business as the Company has net operating loss carryforwards sufficient to fully absorb the resulting taxable income. The Company previously had a full valuation allowance on its deferred tax assets, including the net operating carryforwards.


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
        (c)     Exhibits.

                The following exhibits are filed herewith:


     EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
     -----------                      ----------------------
        2.01       Asset Acquisition Agreement dated as of May 25, 1999, among
                   Edify Corporation and Workscape, Inc. *

        2.02       Closing Agreement dated as of July 15, 1999, among Edify
                   Corporation and Workscape, Inc. *

----------
* Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.


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
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.





Dated:  July 28, 1999                  Edify Corporation



                                       By:  /s/ Stephanie A. Vinella
                                            ------------------------------------
                                            Stephanie A. Vinella, Vice President
                                            of Finance and Administration and
                                            Chief Financial Officer


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
                                INDEX TO EXHIBITS


     EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
     -----------                      ----------------------
        2.01       Asset Acquisition Agreement dated as of May 25, 1999, among
                   Edify Corporation and Workscape, Inc. *

        2.02       Closing Agreement dated as of July 15, 1999, among Edify
                   Corporation and Workscape, Inc. *

----------
* Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.


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